Exhibit 99.2

                               AmeriVest
                            Properties Inc.



           Supplemental Operating and Financial Information

                          Fourth Quarter 2003


        For the three months and year ended December 31, 2003.
 All dollar amounts shown in this report are unaudited except for the
  Consolidated Balance Sheet and Consolidated Statement of Operations as of and for the year ended December 31, 2002.


   This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of AmeriVest Properties.
Any offers to sell or solicitations to buy any securities of AmeriVest
          Properties shall be made by means of a prospectus.

Table of Contents

Corporate Information                                                 1

Financial Information
  Selected Financial Data                                             3
  Consolidated Statements of Operations                               4
  Geographic Operating Information - 2003                             5
  Geographic Operating Information - 2002                             6
  Non-GAAP Financial Measures                                         7
  Consolidated Balance Sheets                                         8
  Debt Summary                                                        9

Portfolio Information
  Property Summary                                                   10
  Lease Expiration Information                                       11
  Other Property Information                                         13

                                                                    AmeriVest
                                                                 Properties Inc.

Corporate Information

Company Overview

    AmeriVest Properties Inc. is a real estate investment trust (REIT) which owns and operates commercial office buildings in select markets catering to small and medium size businesses. At December 31, 2003, AmeriVest owned 30 properties totaling 2,222,079 square feet located in Colorado, Texas, Arizona and Indiana. The Company's core portfolio (which excludes assets it owns less than 100% and smaller office buildings primarily leased to the State of Texas and Bank of America) included 12 properties totaling 1,879,881 square feet located in metropolitan Denver, Phoenix, Dallas and Indianapolis.

Strategy

    We believe that office space for small to medium size businesses is a large and underserved market. According to data compiled by the Office of Advocacy of the U.S. Small Business Administration in 2002, 89% of all U.S. businesses employed fewer than 20 employees. As a result, we believe that many businesses have office space requirements of no more than 4,000 square feet.

    Small to medium size businesses often have specific needs and limitations that are different from larger businesses. For example, small and medium size businesses cannot usually afford large corporate staffs to manage office leasing. These businesses have needs similar to larger firms, such as access to cutting edge technology, conference facilities, high quality telecommunications equipment and other amenities, but usually do not have a comparable budget to those firms. Our strategy is to focus on providing an office product targeted to this large market and its unmet needs in a cost effective manner. The key elements of our strategy include:

-- Provide a superior, consistent product - We seek to provide a level of amenities to the small and medium size tenant in our office properties that usually only larger companies would be able to obtain, such as keyless entry card systems, use of conference rooms with the latest telecommunication and presentation equipment, and the ability to access high speed voice and data service from multiple providers.

-- Simplify the leasing process - Our leasing process is designed to meet the unique needs of a small to medium size tenant base with limited staffing through our "no hassle" leasing philosophy which reduces the per lease cost for us and the tenant.

-- Provide a high level of service - With our deliberate focus on small and medium size tenants, we have developed a positive, service-oriented approach specifically tailored for our customer base.

-- Target select cities - We target cities that meet specific criteria where we hope to build meaningful multi-property portfolios over the near term.

    As a result of our focused strategy, we believe that our properties provide office space that is particularly attractive for small and medium size tenants. By executing on our strategy, we believe we have been able to maintain high occupancy rates while still maintaining strong rent per square foot trends in our core markets as compared to the general office market.

                                                                    AmeriVest
                                                                 Properties Inc.


Directors and Executive Officers

                                                                            Initial Date
             Name                                Position                    as Director
             ----                                --------                   ------------
William T. Atkins             Chief Executive Officer, Director and
                              Chairman of the Board                               1999
Charles K. Knight             President, Chief Operating Officer and
                              Director                                            1999
Kathryn L. Hale               Chief Financial Officer and Secretary                  -
John B. Greenman              Chief Investment Officer and Vice President            -
Patrice Derrington            Outside Director                                    2003
James F. Etter                Outside Director                                    1995
Harry P. Gelles               Outside Director                                    2000
Robert W. Holman, Jr.         Outside Director                                    2001
John A. Labate                Outside Director                                    1995
Jerry J. Tepper               Outside Director                                    2000

Corporate Headquarters                    Investor Relations

1780 South Bellaire Street                Kim P. Boswood
Suite 100                                 (303) 297-1800 x118
Denver, Colorado 80222                    kim@amvproperties.com
(303) 297-1800

Stock Exchange                            Ticker


American Stock Exchange                   AMV

                                                                    AmeriVest
                                                                 Properties Inc.


Financial Information

Selected Financial Data


                                                            As of and for the three months ended-
                                              -----------------------------------------------------------------
                                                12/31/2003    9/30/2003    6/30/2003    3/31/2003   12/31/2002
                                              -----------------------------------------------------------------
                                              (Amounts in thousands, except share, per share and property data)
Operating Data-
Real estate operating revenue                       $8,939       $7,164       $6,948       $6,815       $5,448
General and administrative expenses                  1,171          777          743          837          685
G&A as a percentage of revenue                        13.1%        10.9%        10.7%        12.3%        12.6%

Earnings Per Share-
Net income/(loss)                                  $(1,251)        $(24)     $(1,110)        $405      $(1,084)
Earnings/(loss) per share - basic                    (0.07)        0.00        (0.09)        0.04        (0.10)
Earnings/(loss) per share - diluted                  (0.07)        0.00        (0.09)        0.04        (0.10)

Funds From Operations (FFO)(1)-
FFO                                                 $1,317       $1,667         $358       $1,786         $136
FFO per share - basic                                 0.08         0.10         0.03         0.16         0.01
FFO per share - diluted                               0.07         0.10         0.03         0.16         0.01

Balance Sheet Data-
Net investment in real estate                     $223,893     $200,899     $160,920     $162,095     $144,985
Total assets                                       240,500      216,245      181,218      175,764      157,184
Total liabilities                                  170,396      142,834      105,729      130,527      113,288
Total stockholders' equity                          70,104       73,411       75,489       45,237       43,896

Common Stock Data-
Common shares outstanding                       17,401,309   17,375,467   17,348,052   11,542,713   11,060,260
Weighted average shares - basic                 17,383,652   17,356,751   12,806,389   11,100,292   10,990,919
Weighted average shares - diluted               17,633,834   17,459,294   12,906,283   11,203,104   11,146,351
Closing share price                                  $7.18        $6.50        $6.26        $6.29        $6.20
Share price range for period (high - low)      6.50 - 7.21  6.75 - 6.11  6.65 - 5.85  6.55 - 5.66  6.29 - 5.00
Dividends declared per share                          0.13         0.13         0.13         0.13         0.13
Annualized dividend yield                              7.2%         8.0%         8.3%         8.3%         8.4%
Market value of common equity                     $124,941     $112,941     $108,599      $72,604      $68,574
Total liabilities                                  170,396      142,834      105,729      130,527      113,288
                                              -----------------------------------------------------------------
Total market capitalization                       $295,337     $255,775     $214,328     $203,131     $181,862
                                              =================================================================

Cash Flow Data-
Net cash flow from operating activities             $3,265       $2,812       $2,590       $1,984       $1,868
Net cash flow from investing activities            (18,859)     (16,536)      (2,199)     (18,468)     (41,014)
Net cash flow from financing activities             15,899        6,441        5,306       16,925       27,082
                                              -----------------------------------------------------------------
Net change in cash and cash equivalents               $305      $(7,283)      $5,697         $441     $(12,064)
                                              =================================================================

Property Data-
Properties owned                                        30           28           27           27           26
Rentable square feet                             2,222,079    1,891,352    1,563,063    1,564,090    1,416,350
Occupancy                                             84.2%        86.8%        89.0%        88.5%        88.0%

(1) See page 7 for a reconciliation of FFO from net income/(loss) and a comparison of FFO per share to earnings/(loss) per share, the most directly comparable GAAP measures.

                                                                    AmeriVest
                                                                 Properties Inc.


Consolidated Statements of Operations

                                                            For the three
                                                             months ended               For year ended
                                                             December 31,                December 31,
                                                     --------------------------------------------------------
                                                         2003          2002          2003          2002
                                                     --------------------------------------------------------
Real Estate Operating Revenue
  Rental revenue                                        $8,939,101    $5,448,123   $29,865,670   $16,385,965

Real Estate Operating Expenses
  Property operating expenses-
     Operating expenses                                  2,669,274     1,209,843     8,117,055     3,935,774
     Real estate taxes                                   1,313,889       622,105     3,721,266     1,628,455
     Management fees                                        27,420        76,067       141,150       173,011
  General and administrative expenses                    1,170,315       685,013     3,527,747     1,755,104
  Advisory fee                                                   -     1,115,470             -     1,367,380
  Interest expense                                       2,459,527     1,370,148     7,867,534     4,144,231
  Depreciation and amortization expense                  2,546,322     1,200,928     7,023,923     3,362,508
  Impairment of investment in real estate                        -       275,000     1,465,932       275,000
                                                     --------------------------------------------------------
     Total operating expenses                           10,186,747     6,554,574    31,864,607    16,641,463
                                                     --------------------------------------------------------

Other Income/(Loss)
  Interest income                                           12,283        28,558        73,470       164,519
  Equity in loss of unconsolidated affiliate               (16,502)       (6,098)      (54,953)      (66,295)
                                                     --------------------------------------------------------
     Total other income                                     (4,219)       22,460        18,517        98,224
                                                     --------------------------------------------------------

Net Loss                                               $(1,251,865)  $(1,083,991)  $(1,980,420)    $(157,274)
                                                     ========================================================

Loss Per Share
  Basic                                                     $(0.07)       $(0.10)       $(0.13)       $(0.02)
                                                     ========================================================

  Diluted                                                   $(0.07)       $(0.10)       $(0.13)       $(0.02)
                                                     ========================================================

Weighted Average Common Shares
   Outstanding
  Basic                                                 17,383,652    10,990,919    14,686,369     9,341,608
                                                     ========================================================

  Diluted                                               17,383,652    10,990,919    14,686,369     9,341,608
                                                     ========================================================

                                                                    AmeriVest
                                                                 Properties Inc.


Geographic Operating Information - 2003

For the three months ended December 31, 2003-
                                       Denver      Dallas     Phoenix   Indianapolis Non-core(1)  Corporate Consolidated
                                    -------------------------------------------------------------------------------------
Real estate operating revenue        $2,303,768  $2,184,295  $3,345,276    $429,531     $676,231         $-   $8,939,101
Real estate operating expenses        1,141,751   1,072,872   1,264,701     168,052      363,207          -    4,010,583
                                    -------------------------------------------------------------------------------------
Net operating income                  1,162,017   1,111,423   2,080,575     261,479      313,024          -    4,928,518
                                    -------------------------------------------------------------------------------------
Percent of total                           23.6%       22.5%       42.2%        5.3%         6.4%       0.0%       100.0%
Adjustments to arrive at net loss-
General and administrative expenses                                                                           (1,170,315)
Interest expense                                                                                              (2,459,527)
Depreciation and amortization expense                                                                         (2,546,322)
Interest income                                                                                                   12,283
Equity in loss of unconsolidated affiliate                                                                       (16,502)
                                                                                                            -------------
Total adjustments                                                                                             (6,180,383)
                                                                                                            -------------
Net loss                                                                                                     $(1,251,865)
                                                                                                            =============

As of and for the year ended December 31, 2003-
                                       Denver      Dallas     Phoenix   Indianapolis Non-core(1)  Corporate Consolidated
                                    -------------------------------------------------------------------------------------
Real estate operating revenue        $9,826,929  $7,977,271  $7,668,558  $1,700,688   $2,692,224         $-  $29,865,670
Real estate operating expenses        4,117,176   3,153,566   2,595,979     643,315    1,469,435          -   11,979,471
                                    -------------------------------------------------------------------------------------
Net operating income                  5,709,753   4,823,705   5,072,579   1,057,373    1,222,789          -   17,886,199
                                    -------------------------------------------------------------------------------------
Percent of total                           31.9%       27.0%       28.4%        5.9%         6.8%       0.0%       100.0%
Adjustments to arrive at net loss-
General and administrative expenses                                                                           (3,527,747)
Interest expense                                                                                              (7,867,534)
Depreciation and amortization expense                                                                         (7,023,923)
Impairment of investment in real estate                                                                       (1,465,932)
Interest income                                                                                                   73,470
Equity in loss of unconsolidated affiliate                                                                       (54,953)
                                                                                                            -------------
Total adjustments                                                                                            (19,866,619)
                                                                                                            -------------
Net loss                                                                                                     $(1,980,420)
                                                                                                            =============

Net investment in real estate       $69,263,737 $53,635,337 $80,694,052 $10,301,735   $9,901,296    $96,439 $223,892,596
                                    =====================================================================================

Total assets                        $70,829,970 $55,369,359 $81,954,953 $10,257,685  $16,083,660 $6,004,835 $240,500,462
                                    =====================================================================================

Properties owned                              4           3           4           1           18          -           30
Rentable square feet                    556,839     575,179     633,803     114,060      342,198          -    2,222,079
Occupancy                                  81.9%       88.6%       83.5%       86.4%        81.1%         -         84.2%

(1) Includes the State of Texas Buildings, Bank of America Buildings and Panorama Falls.

                                                                    AmeriVest
                                                                 Properties Inc.


Geographic Operating Information - 2002

For the three months ended December 31, 2002-
                                       Denver      Dallas     Phoenix   Indianapolis Non-core(1)  Corporate    Consolidated
                                    -----------------------------------------------------------------------------------------
Real estate operating revenue        $2,335,628  $1,324,253    $597,600     $412,521    $778,021        $100      $5,448,123
Real estate operating expenses          832,127     428,027     157,606      137,504     322,056      30,695       1,908,015
                                    -----------------------------------------------------------------------------------------
Net operating income/(loss)           1,503,501     896,226     439,994      275,017     455,965     (30,595)      3,540,108
                                    -----------------------------------------------------------------------------------------
Percent of total                           42.5%       25.3%       12.4%         7.8%       12.9%      (0.9)%          100.0%
Adjustments to arrive at net loss-
General and administrative expenses                                                                                 (685,013)
Advisory fee                                                                                                      (1,115,470)
Interest expense                                                                                                  (1,370,148)
Depreciation and amortization expense                                                                             (1,200,928)
Impairment of investment in real estate                                                                             (275,000)
Interest income                                                                                                       28,558
Equity in loss of unconsolidated affiliate                                                                            (6,098)
                                                                                                             ----------------
Total adjustments                                                                                                 (4,624,099)
                                                                                                             ----------------
Net loss                                                                                                         $(1,083,991)
                                                                                                             ================

As of and for the year ended December 31, 2002-
                                       Denver      Dallas     Phoenix   Indianapolis Non-core(1)  Corporate    Consolidated
                                    -----------------------------------------------------------------------------------------
Real estate operating revenue        $8,093,737  $1,532,476  $2,126,544   $1,698,597  $2,934,136        $475     $16,385,965
Real estate operating expenses        2,718,846     478,899     588,868      581,948   1,324,172      44,507       5,737,240
                                    -----------------------------------------------------------------------------------------
Net operating income/(loss)           5,374,891   1,053,577   1,537,676    1,116,649   1,609,964     (44,032)     10,648,725
                                    -----------------------------------------------------------------------------------------
Percent of total                           50.5%        9.9%       14.4%        10.5%       15.1%      (0.4)%          100.0%
Adjustments to arrive at net loss-
General and administrative expenses                                                                               (1,755,104)
Advisory fee                                                                                                      (1,367,380)
Interest expense                                                                                                  (4,144,231)
Depreciation and amortization expense                                                                             (3,362,508)
Impairment of investment in real estate                                                                             (275,000)
Interest income                                                                                                      164,519
Equity in loss of unconsolidated affiliate                                                                           (66,295)
                                                                                                             ----------------
Total adjustments                                                                                                (10,805,999)
                                                                                                             ----------------
Net loss                                                                                                           $(157,274)
                                                                                                             ================

Net investment in real estate       $66,960,215 $43,969,357 $13,303,237   $8,963,184 $11,710,924     $78,411    $144,985,328
                                    =========================================================================================

Total assets                        $68,183,643 $44,549,995 $13,419,895   $9,068,596 $17,530,246  $4,431,212    $157,183,587
                                    =========================================================================================

Properties owned                              4           2           1            1          18           -              26
Rentable square feet                    557,774     323,323      96,092       96,520     342,641           -       1,416,350
Occupancy                                  83.7%       97.7%      100.0%        97.1%       80.0%          -            88.0%

(1) Includes the State of Texas Buildings, Bank of America Buildings and Panorama Falls.

                                                                    AmeriVest
                                                                 Properties Inc.

Non-GAAP Financial Measures

     Funds From Operations (FFO) is a non-GAAP financial measure. We believe FFO, as defined by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), to be an appropriate measure of performance for an equity REIT, for reasons, and subject to the qualifications, specified in the paragraph entitled "Non-GAAP Financial Measures" below. The following table reflects the reconciliation of FFO from net income/(loss) and a comparison of FFO per share to earnings/(loss) per share, the most directly comparable GAAP measures:

                                                       As of and for the three months ended-
                                            ------------------------------------------------------------
                                             12/31/2003   9/30/2003   6/30/2003   3/31/2003  12/31/2002
                                            ------------------------------------------------------------
                                               (Amounts in thousands except share and per share data)
Funds From Operations (FFO)-
Net income/(loss)                               $(1,251)       $(24)    $(1,110)       $405     $(1,084)
Depreciation and amortization                     2,546       1,669       1,448       1,361       1,201
Share of depreciation and amortization
   of unconsolidated affiliate                       22          22          20          20          19
                                            ------------------------------------------------------------
FFO                                              $1,317      $1,667        $358      $1,786        $136
                                            ============================================================

Earnings/(loss) per share - diluted              $(0.07)      $0.00      $(0.09)      $0.04      $(0.10)
                                            ============================================================

FFO per share - diluted                           $0.07       $0.10       $0.03       $0.16       $0.01
                                            ============================================================

Common Stock Data-
Weighted average shares - diluted            17,633,834  17,459,294  12,906,283  11,203,104  11,146,351

     Non-GAAP Financial Measures: Funds From Operations (FFO) is a non-GAAP financial measure. FFO is defined as net income/(loss), computed in accordance with generally accepted accounting principles (GAAP), excluding gains/(loss) from the sales of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. We believe that FFO is helpful to investors as a measure of performance of an equity REIT because, along with cash flow from operating activities, investing activities and financing activities, it provides investors with an indication of the ability of a company to incur and service debt, to make capital expenditures and to fund other cash needs. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

                                                                    AmeriVest
                                                                 Properties Inc.


Consolidated Balance Sheets - At December 31, 2003 and 2002
                                                                     2003           2002
                                                               ------------------------------
Assets
  Investment in real estate-
    Land                                                          $29,647,423    $20,730,999
    Buildings and improvements                                    187,560,948    124,597,852
    Furniture, fixtures and equipment                                 799,730        467,188
    Tenant improvements                                             6,159,440      2,969,044
    Tenant leasing commissions                                      1,063,204        450,647
    Intangible assets                                              11,468,120      2,153,229
    Less: accumulated depreciation and amortization               (12,806,269)    (6,383,631)
                                                               ------------------------------
         Net investment in real estate                            223,892,596    144,985,328

  Cash and cash equivalents                                         1,478,285      2,318,566
  Escrow deposits                                                   5,778,427      2,335,519
  Investment in unconsolidated affiliate                            1,364,032      1,390,560
  Due from related party                                            3,371,526      3,257,826
  Due from unconsolidated affiliate                                   262,347        217,578
  Accounts receivable                                                 296,377        286,691
  Deferred rents receivable                                         1,401,455        671,737
  Deferred financing costs, net of accumulated amortization
     of $519,399 and $130,773, respectively                         2,301,043      1,243,907
  Prepaid expenses and other assets                                   354,374        475,875
                                                               ------------------------------

         Total assets                                            $240,500,462   $157,183,587
                                                               ==============================

Liabilities
  Mortgage loans and notes payable                               $159,530,410   $106,094,232
  Accounts payable and accrued expenses                             2,736,657      2,384,620
  Accrued real estate taxes                                         3,169,183      1,714,594
  Prepaid rents, deferred revenue and security deposits             2,697,635      1,656,507
  Dividends payable                                                 2,262,170      1,437,834
                                                               ------------------------------

         Total liabilities                                        170,396,055    113,287,787
                                                               ------------------------------

Stockholders' Equity
  Preferred stock, $.001 par value
    Authorized - 5,000,000 shares
    Issued and outstanding - none                                           -              -
  Common stock, $.001 par value
    Authorized - 75,000,000 shares
    Issued and outstanding - 17,401,309 and 11,060,260 shares,
       respectively                                                    17,401         11,060
  Capital in excess of par value                                   91,706,371     55,247,483
  Distributions in excess of accumulated earnings                 (21,619,365)   (11,362,743)
                                                               ------------------------------

         Total stockholders' equity                                70,104,407     43,895,800
                                                               ------------------------------

         Total liabilities and stockholders' equity              $240,500,462   $157,183,587
                                                               ==============================

                                                                    AmeriVest
                                                                 Properties Inc.



Debt Summary - At December 31, 2003 and 2002

                                                                                         2003                  2002
                                                                              ---------------------------------------------
                                                                    Maturity    Principal   Interest   Principal   Interest
                   Lender                     Mortgaged Property      Date       Balance    Rate(1)     Balance    Rate(1)
---------------------------------------------------------------------------------------------------------------------------
Fixed  Rate-
Teachers Insurance and                        AmeriVest Plaza at
   Annuity Association of America                  Inverness        1/10/2006  $14,572,888      7.90%  $14,721,273    7.90%

Greenwich Capital Financial                    Parkway Centre II
   Products                                        Centerra
                                            Southwest Gas Building  10/1/2008   38,876,849      5.13%            -       -

Allstate Life Insurance Company                 Financial Plaza     10/5/2010   24,669,760      5.25%            -       -

Southern Farm Bureau Life Insurance Company    Scottsdale Norte      4/1/2011    6,625,460      7.90%            -       -

Teachers Insurance and Annuity                  Sheridan Center
   Association of America                     Arrowhead Fountains
                                               Kellogg Building      1/1/2013   29,309,686      7.40%   29,700,000    7.40%

Jefferson Pilot                                Bank of America
                                                   Buildings         5/1/2013    1,292,749      9.00%    1,377,372    9.00%

Security Life of Denver Insurance           Keystone Office Park -
   Company                                            1st            5/1/2022    4,334,828      8.00%    4,435,814    8.00%

Security Life of Denver Insurance           Keystone Office Park -
   Company                                            2nd            5/1/2022      485,638      8.63%      496,064    8.63%

Transatlantic Capital Company, LLC              State of Texas
                                                   Buildings         8/1/2028    5,660,436      7.66%    5,735,061    7.66%
                                                                              ---------------------------------------------
                                                                     Subtotal $125,828,294      6.41%  $56,465,584    7.65%
                                                                              ---------------------------------------------

Variable Rate-
Fleet National Bank -                            Chateau Plaza
   Senior Secured Line of Credit                Greenhill Park     11/12/2005  $18,470,020      3.90%  $28,457,660    4.17%

Fleet National Bank -                              Unsecured
   Unsecured Line of Credit                                        11/12/2005   15,149,725      5.17%            -       -

J.P. Morgan Chase                              Parkway Centre II            -            -         -    17,000,000    3.39%

KeyBank National Association                    Panorama Falls              -            -         -     4,072,283    3.91%
                                                                              ---------------------------------------------
                                                                      Subtotal $33,619,745      4.47%  $49,529,943    3.88%
                                                                              ---------------------------------------------

Other Notes Payable-
Lease Capital Corporation                        Phone system      10/31/2007      $82,371     11.11%      $98,705   11.11%
                                                                              ---------------------------------------------
                                                                      Subtotal     $82,371     11.11%      $98,705   11.11%
                                                                              ---------------------------------------------

                                                                        Total $159,530,410      6.01% $106,094,232    5.89%
                                                                              =============================================

Scheduled Maturities-
                                       2004               $2,244,174
                                       2005               36,017,028
                                       2006               16,605,800
                                       2007                2,516,001
                                       2008               37,269,255
Thereafter                                                64,878,152
                                                        -------------
Total                                                   $159,530,410
                                                        =============

(1) Interest only, does not include amortization of deferred financing costs or unused facility fees.

                                                                    AmeriVest
                                                                 Properties Inc.


Portfolio Information

Property Summary - At December 31, 2003 and 2002

                                                                           2003                        2002
                                                               --------------------------------------------------------
                                                                                                             Average
              Building/                  Year       Rentable      Occupancy      Average      Occupancy     Rent Per
              Location                 Acquired     Area(1)        Rate(2)    Rent Per SF(3)   Rate(2)        SF(3)
-----------------------------------------------------------------------------------------------------------------------
Same Store-
Chateau Plaza
   Dallas, TX                               2002       171,294          100.0%      $ 22.70          97.6%     $ 22.79

Centerra
   Denver, CO                               2002       186,377           72.9%        19.89          68.1%       20.78

Parkway Centre II
   Dallas, TX                               2002       151,968           95.4%        20.61          97.9%       20.84

Kellogg Building
   Littleton, CO                            2001       111,580           85.8%        21.04          98.6%       21.92

Arrowhead Fountains
   Peoria, AZ                               2001        96,092          100.0%        21.85         100.0%       21.41

AmeriVest Plaza at Inverness
   Englewood, CO
                                            2001       118,720           91.3%        23.10          99.2%       23.57

Sheridan Center
   Denver, CO                               2000       140,162           82.7%        16.36          79.5%       15.83
                                                 ----------------------------------------------------------------------
                                         Subtotal      976,193           88.9%       $20.84          89.9%      $21.13
                                                 ----------------------------------------------------------------------

2003 Acquisitions and Developments-
Greenhill Park
   Dallas, TX                               2003       251,917           76.7%      $ 18.84           N/A          N/A

Scottsdale Norte
   Scottsdale, AZ                           2003        79,223           80.9%        23.16           N/A          N/A

Financial Plaza
   Mesa, AZ                                 2003       310,828           80.5%        23.02           N/A          N/A

Keystone Office Park(4)
   Indianapolis, IN                    1999/2003       114,060           86.4%        17.71          97.1%      $17.33

Southwest Gas Building
   Phoenix, AZ                              2003       147,660           80.4%        22.10           N/A          N/A
                                                 ----------------------------------------------------------------------
                                         Subtotal      903,688           80.2%       $21.05           N/A          N/A
                                                 ----------------------------------------------------------------------

Joint Ventures-
Panorama Falls(5)
   Englewood, CO                            2000        59,561           78.0%      $ 19.01          70.8%     $ 19.15
                                                 ----------------------------------------------------------------------
                                         Subtotal       59,561           78.0%       $19.01          70.8%      $19.15
                                                 ----------------------------------------------------------------------

Non-Core-
Texas Bank Buildings(6)
   Texas                                    1998        60,095          100.0%      $ 15.88          97.4%     $ 16.00

Texas State Buildings(7)
   Texas                                 1997-98       222,542           76.8%         9.00          77.7%        9.05
                                                 ----------------------------------------------------------------------
                                         Subtotal      282,637           81.7%       $10.79          81.9%      $10.81
                                                 ----------------------------------------------------------------------

                                            Total    2,222,079           84.2%       $19.63          88.0%      $18.86
                                                 ======================================================================

(1) Includes office space but excludes storage, telecommunications and garage space.
(2) Includes space leased but not yet occupied.
(3) Annualized base rent divided by leased rentable area.
(4) A fourth building was constructed during 2003, as such 2002 is not comparable.
(5) 20% of the property is owned by AmeriVest and 80% of the property is owned by Freemark Abbey Panorama, LLC as tenants in common.
(6) Buildings leased approximately 63% to Bank of America, with the remainder leased to a number of small and medium size tenants.
(7) 11 of 13 buildings are leased primarily to various agencies of the State of Texas.  The Clint and Paris, Texas buildings are currently vacant.

                                                                    AmeriVest
                                                                 Properties Inc.


Lease Expiration Information

     The following schedules detail the tenant(1) lease expirations for our 100%-owned properties(2) at December 31, 2003 in total and by geographic region:


Consolidated

          Number of       Expiring    Expiring Annual Percentage of Total
Year   Expiring Leases Square Footage     Revenue       Annual Revenue
-----------------------------------------------------------------------
  2004            109        311,746     $5,892,566               17.0%
  2005            102        483,812     10,062,586               28.9%
  2006             93        249,916      4,488,091               12.9%
  2007             50        301,149      6,030,583               17.3%
  2008             39        169,641      3,232,124                9.3%
  2009             14         99,592      2,181,460                6.3%
  2010              6         77,652      1,175,004                3.4%
  2011              3         13,490        186,072                0.5%
  2012              6         70,805      1,517,168                4.4%
       ----------------------------------------------------------------
 Total            422      1,777,803    $34,765,654              100.0%
       ================================================================

Denver

          Number of        Expiring    Expiring Annual Percentage of Total
Year   Expiring Leases  Square Footage     Revenue       Annual Revenue
--------------------------------------------------------------------------
  2004              56          92,591      $1,942,817               22.9%
  2005              57         134,543       2,911,613               34.3%
  2006              41          61,007       1,094,515               12.9%
  2007              19          46,157         883,477               10.4%
  2008              20          66,564       1,251,179               14.7%
  2009               7          18,202         313,968                3.7%
  2010               -               -               -                  -
  2011               1           5,460          92,984                1.1%
  2012               -               -               -                  -
       -------------------------------------------------------------------
 Total             201         424,524      $8,490,553              100.0%
       ===================================================================

Phoenix

          Number of        Expiring    Expiring Annual Percentage of Total
Year   Expiring Leases  Square Footage     Revenue       Annual Revenue
--------------------------------------------------------------------------
  2004              20          75,666      $1,778,692               15.2%
  2005              17         103,731       2,255,929               19.2%
  2006              27          72,297       1,660,702               14.2%
  2007              18         116,718       2,567,417               21.9%
  2008               7          30,408         697,058                5.9%
  2009               3          75,330       1,663,975               14.2%
  2010               2          24,112         554,025                4.7%
  2011               -               -               -                  -
  2012               1          24,444         546,610                4.7%
       -------------------------------------------------------------------
 Total              95         522,706     $11,724,408              100.0%
       ===================================================================

                                                                    AmeriVest
                                                                 Properties Inc.

Lease Expiration Information - continued

Dallas

          Number of        Expiring    Expiring Annual Percentage of Total
Year   Expiring Leases  Square Footage     Revenue       Annual Revenue
--------------------------------------------------------------------------
  2004               9          56,687      $1,158,847               11.2%
  2005              16         201,142       4,453,928               43.2%
  2006              10          33,180         694,331                6.7%
  2007              10         131,116       2,454,002               23.8%
  2008              10          65,207       1,252,153               12.1%
  2009               1           2,689          48,402                0.5%
  2010               1           2,612          47,016                0.5%
  2011               -               -               -                  -
  2012               1           8,466         203,184                2.0%
       -------------------------------------------------------------------
 Total              58         501,099     $10,311,863              100.0%
       ===================================================================

Indianapolis

          Number of        Expiring    Expiring Annual Percentage of Total
Year   Expiring Leases  Square Footage     Revenue       Annual Revenue
--------------------------------------------------------------------------
  2004              11          30,486        $531,764               30.5%
  2005               6          11,410         198,169               11.3%
  2006               9          31,534         574,565               32.9%
  2007               3           7,158         125,687                7.2%
  2008               1           6,780          27,234                1.6%
  2009               3           3,371         155,115                8.9%
  2010               1           5,343          93,503                5.3%
  2011               1           2,400          40,200                2.3%
  2012               -               -               -                  -
       -------------------------------------------------------------------
 Total              35          98,482      $1,746,237              100.0%
       ===================================================================

Non-core

          Number of        Expiring    Expiring Annual Percentage of Total
Year   Expiring Leases  Square Footage     Revenue       Annual Revenue
--------------------------------------------------------------------------
  2004              13          56,316        $480,446               19.3%
  2005               6          32,986         242,947                9.7%
  2006               6          51,898         463,978               18.6%
  2007               -               -               -                  -
  2008               1             682           4,500                0.2%
  2009               -               -               -                  -
  2010               2          45,585         480,460               19.3%
  2011               1           5,630          52,888                2.1%
  2012               4          37,895         767,374               30.8%
       -------------------------------------------------------------------
 Total              33         230,992      $2,492,593              100.0%
       ===================================================================

(1) Excludes Kellogg Executive Suite and month-to-month tenants.
(2) Does not include Panorama Falls.

                                                                    AmeriVest
                                                                 Properties Inc.

Other Property Information

     The following chart illustrates the geographic distribution of our 100%-owned core properties(1) by square footage at December 31, 2003:


                                [OBJECT OMITTED]

                                 Colorado: 30%
                                   Texas: 30%
                                  Arizona: 34%
                                  Indiana: 6%


     The following table categorizes the leased area of our 100%-owned core properties(1) by our tenant's industry at December 31, 2003:


                                                        Percentage
                      Industry                            of Area
----------------------------------------------------------------------
Wholesale trade and manufacturing                          15.5%
Consulting and business services                           10.6%
Health care                                                9.2%
Financial services - advisement and brokerage              9.2%
Real estate                                                8.4%
Financial services - insurance                             8.0%
Legal                                                      7.2%
Financial services - mortgage                              6.4%
Energy                                                     6.3%
Computer systems and software                              5.3%
Telecommunications                                         3.3%
Other                                                      3.1%
Accounting                                                 3.0%
Financial services - banking                               2.2%
Travel, entertainment and food service                     1.4%
Engineering                                                0.6%
Advertising and marketing                                  0.3%

(1) Does not include the State of Texas Buildings, Bank of America Buildings or Panorama Falls.